PORTFOLIO 21 GLOBAL EQUITY FUND
(the “Fund”)

Supplement dated August 14, 2013 to the
Summary Prospectus and Prospectus dated January 20, 2013,
as supplemented February 11, 2013

The following change to the Fund’s Summary Prospectus and Prospectus is effective October 31, 2013:

The Fund’s Class R and Class I shares are eliminating their redemption fee.

Accordingly, all references to the redemption fee are removed as of October 31, 2013.

The following changes to the Fund’s Summary Prospectus and Prospectus are effective immediately:

The initial minimum investment amount to open any account for the Class I shares of the Fund is reduced to $100,000.

Accordingly, all references to the initial minimum investment amount for Class I shares in the Summary Prospectus and the Prospectus are changed to reflect the new amount.

The following sentence is added to the “Principal Investment Strategies” section on page 1 of the Summary Prospectus and page 1 of the Prospectus and to the “Principal Investment Strategies and Beliefs” section on page 5 of the Prospectus:

The Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

The following paragraph is added to the “Principal Investment Risks” section on page 2 of the Summary Prospectus and page 2 of the Prospectus:

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Securities Lending Risk: There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

The following paragraph is added to the “Principal Risks of Investing in the Fund” section on page 7 of the Prospectus:

Securities Lending Risk.  There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The following sentence replaces the first sentence in the paragraph titled “Electronic Delivery” on page 11 of the Prospectus:

You may sign up to receive shareholder statements and tax statements electronically on portfolio21.com.

Please retain this Supplement with your Summary Prospectus and Statutory Prospectus.